                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 21, 2004
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                                 TEAMSTAFF, INC.
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               (Exact name of Registrant as specified in charter)

       New Jersey                     0-18492                     22-1899798
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(State or other jurisdic-           (Commission                 (IRS Employer
 tion of incorporation)             File Number)             Identification No.)

            300 Atrium Drive, Somerset, N.J.                      08873
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      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code  (732) 748-1700
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

     [ ] Written communication pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On December 21, 2004, TeamStaff, Inc. (the "Registrant") announced by press release its earnings for the fourth quarter and fiscal year ended
September 30, 2004. A copy of the press release is attached hereto as Exhibit
99.1. The information in this Current Report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this
Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01       REGULATION FD DISCLOSURE

        The disclosure contained in Item 2.02 above is hereby incorporated by reference.

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1    Press Release of TeamStaff, Inc. dated December 21, 2004,
                announcing earnings for the fourth quarter and fiscal year ended
                September 30, 2004.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 21, 2004                    TEAMSTAFF, INC.
                                             (Registrant)

                                             By: /s/ Edmund C. Kenealy
                                             Edmund C. Kenealy,
                                             Vice President, General Counsel
                                             and Secretary